Capital disclosures (Tables)	12 Months Ended
Dec. 31, 2022
Capital disclosures
Schedule of ratio of net debt to fund flows from operations

The following table calculates Vermilion’s ratio of net debt to fund flows from operations:

	Year Ended

	Dec 31, 2022	Dec 31, 2021
Long-term debt	1,081,351	1,651,569
Adjusted working capital (1)	265,111	9,284
Unrealized FX on swapped USD borrowings	(1,876)	(16,067)
Net debt	1,344,586	1,644,786

Ratio of net debt to four quarter trailing fund flows from operations	0.82	1.79
(1)	Adjusted working capital is defined as current assets (excluding current derivatives), less current liabilities (excluding current derivatives and current lease liabilities).